--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------------

[PHOTO OMITTED]

Mario J. Gabelli, C.F.A
Portfolio Manager

Objective: Growth of capital. Current income is a secondary objective.

Portfolio: Primarily common and preferred stocks and other securities representing the right to acquire common stocks

Inception: May 1, 1995

Net Assets at December 31, 2001: $193,150,041

Q:    How did the Fund perform this year?

A: For the year ended December 31, 2001, the Gabelli Capital Asset Fund rose 2.56%.(1) The S&P 500 Index(2) declined 11.88% while the Russell 2000 Index(3) rose 2.49% over the same period. Each index is an unmanaged indicator of stock market performance. For the three-year period ended December 31, 2001, the Fund's total return averaged 9.06% annually, versus an average annual total return of -1.03% for the S&P 500 Index and an average annual total return of 6.42% for the Russell 2000 Index.

      For the five-year period ended December 31, 2001, the Fund's total return averaged 15.62% annually, versus average annual total returns of 10.70% and 7.52% for the S&P 500 and Russell 2000 Indices, respectively. Since its inception on May 1, 1995 through December 31, 2001, the Fund had a cumulative total return of 148.53%, which equates to an average annual total return of 14.61%.

Q:    What factors affected the Fund's performance in 2001?

A: Value stocks held up considerably better than growth stocks as evidenced by the value-oriented Dow Jones Industrial Average's(4) performance relative to the growth-oriented S&P 500 Index and NASDAQ Composite Index.(5) The fact that a significant percentage of the portfolio is in small cap stocks also worked in our favor, as the Russell 2000 Index, which is generally considered to be representative of small cap issues in the U.S. stock market, was the only widely followed market index finishing 2001 in the black. The Fund was up 2.56% in this challenging market.

Q:    In what sectors do you see value?

A: Advertising-supported media stocks performed quite poorly this year until rallying strongly in the fourth quarter. With the general economic malaise, corporate advertising budgets were shrinking and revenues and earnings for media companies declined sharply.

      After September 11, everyone expected things to go from bad to worse. Amazingly, thanks to the courageous American consumer, the economy held up remarkably well, and although corporate advertising spending has not yet increased, investors began anticipating better days ahead and taking advantage of outstanding bargains. With the Salt Lake City Winter Olympics and America's patriotic fervor promising good ratings, broadcasters should get a shot in the arm. Also, with partisan politics rearing its ugly head over a fiscal stimulus package and control of the Senate up for grabs, we can expect mid-term election political advertising to be strong. We believe advertising media supported earnings will surprise on the upside in the quarters ahead, helping sustain the strong rally we witnessed in the fourth quarter. Also, significant changes in Federal Communications Commission (FCC) rules and policies have set the stage for another round of consolidation in the media sector.

      In general, we believe merger and acquisition activity will accelerate in the year ahead. As is usually the case during recessions and bear markets, deal activity slowed considerably in 2001. Fewer deals get done when it is difficult to accurately assess a target company's intermediate-term revenue and profit prospects and/or confidently project the future value of an acquiring company's stock as deal currency. However, recessions and declining stock markets usually set the stage for accelerating merger and

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 primarily large-cap stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund
(3) The Russell 2000 Index is an unmanaged index that is generally considered to be representative of small-capitalization issues in the U.S. stock market. The Russell 2000 Index is not available for direct investment and its returns do not reflect expenses that are deducted from the Fund's returns.
(4) The Dow Jones Industrial Average (DJIA) is an unmanaged index of 30 industrial stocks listed on the New York Stock Exchange and is generally considered to be representative of U.S. stock market activity.
(5) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market stocks. The Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.


--------------------------------------------------------------------------------
110

--------------------------------------------------------------------------------

acquisition activity. The reason is simple--there are more bargains available. Once the economic and market dust settles, these bargains tend to get snapped up in a hurry.

Q:    What is your outlook for the year 2002?

A: Economic data released at the end of December was quite encouraging. Consumer confidence continued to improve. Growth in new unemployment insurance claims was slowing. There was even a modest up-tick in business investment. These are all valid signs the economy is regaining its footing. At issue is just how strong the economic recovery will be. Although inventories have come down substantially, there is still considerable excess capacity in the manufacturing sector. Until this excess capacity is reduced, business investment will likely remain anemic. This means consumers will have to continue to carry the economy on their backs. We believe Gross Domestic Product(6) (GDP) will be up 3% to 4% in 2002, well above the longer-term growth of 2.5% to 3% we envision. The cut in taxes along with lower oil and fuel prices will help consumer spending overcome the drag from the stock market's wealth effect and rising unemployment.

      Fortunately, we will not need an especially strong recovery to see significantly better corporate earnings in 2002. Companies in virtually every industry have been aggressively cutting costs. With the exception of pockets in the technology and telecommunications equipment industries, the inventory correction has largely run its course. Corporate interest expense has declined, as have raw materials and energy prices. Corporate America wrote off everything it could get away with in 2001 (we call this the "kitchen sink" effect), and due to Federal Accounting Standards Board (FASB) Rule 142, the "amortization of goodwill" will no longer penalize earnings. Consequently, we believe a modest economic recovery in the year ahead should be magnified in sharply higher reported earnings. Very "easy" earnings comparisons in the first and second quarters of 2002 should help stabilize the market until investors gain confidence that earnings will improve in the second half. In addition, the crisis in confidence arising from "Enron" will result in auditing firms and CFO's cleaning up their numbers (we expect that aggressive accounting will be back - but not in 2002).

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

      Ackerley Group Inc., headquartered in Seattle, Washington, is a diversified media company with operations throughout the United States. The company operates the nation's fourth largest outdoor media company. Ackerley also owns or operates 18 television stations and five radio stations. On October 8, 2001, Ackerley announced that it had entered into an agreement to be acquired by Clear Channel Communications, Inc. Each Ackerley shareholder will be entitled to receive 0.35 shares of Clear Channel stock. The deal is expected to close in the first half of 2002.

      American Express Co., one of the most widely recognized brands around the world, is focused on increasingly cross-selling financial products and services to its customers. The company consists of three segments: its Travel Related Services business, which contributes 78% of revenues, provides charge cards, credit cards, travelers cheques, and travel services to corporations and consumers; American Express Financial Advisors, which contributes 19% of revenues, provides investment advisory services and financial products such as mutual funds, insurance, and annuities; finally, American Express Bank, which accounts for 3% of revenues, offers banking services to other financial institutions, wholesale banking for corporations, and private banking for high net worth individuals. The company's long-term goal is to deliver revenue growth of at least 8% and earnings per share ("EPS") growth between 12% and 15%.

      AMETEK Inc. is a leading global manufacturer of analytical instruments for the aerospace, power and industrial markets, and a leading producer of electric motors and blowers for the floor care, outdoor power equipment and consumer markets. The company has two operating

--------------------------------------------------------------------------------
(6) Gross Domestic Product (GDP) measures the value of goods and services produced in an economy.


--------------------------------------------------------------------------------
                                                                             111

--------------------------------------------------------------------------------

groups: Electronic Instruments and Electromechanical. In Electronic Instruments, the company continues to make acquisitions to augment growth. Last year AMETEK purchased EDAX Inc., and in January 2002 it bought the Instruments for Research and Applied Science. These two companies measure physical properties such as metal purity, environmental monitoring and radiation detection. They have had above average growth and have been less cyclical than the general industrial economy. At the Electromechanical Group, AMETEK's key strategy is to reduce costs by increasing efficiency and moving non-core operations to low cost countries such as Mexico, the Czech Republic and China. The execution of these two strategies and the company's strong cash flow should enable AMETEK to boost future earnings.

      Gaylord Entertainment Co. is a diversified entertainment company operating principally in two segments: hospitality and media. The company's hospitality group consists of an interrelated group of businesses including the Opryland Hotel Nashville, the Inn at Opryland, the General Jackson (an entertainment showboat), and other related businesses. The media group consists primarily of the Grand Ole Opry, the Ryman Auditorium, the Wildhorse Saloon, Acuff-Rose Music Publishing, three Nashville radio stations, and other related businesses. Gaylord has a new management team that is focusing on unlocking shareholder value.

      General Motors Corp. is the largest producer of motor vehicles in the world, with unit sales of over 8 million cars, trucks, and commercial vehicles in 2001 alone. The company has operating subsidiaries in North America, Europe, Latin America, and Asia, and equity interests in manufacturers in Europe (Fiat Auto Holdings) and Japan (Isuzu, Suzuki, Subaru). General Motors Acceptance Corporation provides retail and wholesale financing to consumers and dealers worldwide, as well as vehicle leasing, mortgage, and insurance products. The company's Hughes Electronics subsidiary provides direct-to-home satellite television services to over 10 million consumers in the U.S. under the DirecTV brand name.

      Media General Inc. is a Richmond, Virginia-based communications company that is primarily focused on the Southeast. Its newspaper publishing operations include The Richmond Times-Dispatch, The Winston-Salem Journal, The Tampa Tribune, and 22 other daily newspapers. Five of these daily newspapers, clustered in Alabama and South Carolina, were acquired by the company from Thomson Corp. for $237 million in August 2000. The company also owns a 20 percent interest in the Denver Post. Media General also operates twenty-six television stations primarily located in Southeastern markets, including eight purchased from Spartan Communications on March 27, 2000 for $605 million. The company sold its Garden State Paper Co. to Enron Corp. for $72 million in August 2000, but still owns 33% of SP Newsprint Company.

      PepsiAmericas Inc. was formed by the merger of Whitman Corporation and PepsiAmericas on November 30, 2000. PepsiAmericas markets, packages and distributes a portfolio of carbonated and non-carbonated beverages, primarily Pepsi-Cola, Dr. Pepper and Seven-Up brands in three regions: the central United States, Central Europe and the Caribbean. PepsiCo owns approximately 36.8% of the common shares outstanding.

      Standard Motor Products Inc., headquartered in Long Island City, New York, supplies functional replacement parts for the engine management, electrical and climate control systems of cars, trucks and buses. The company services all makes and models, both new and old cars, imported and domestic. SMP has two primary divisions--engine management and temperature control--and believes it is the number one supplier to the North American aftermarket in each of these lines.

      Willamette Industries Inc. has taken several turns in its defense against Weyerhaeuser Industries' hostile offer for the company. After Weyerhaeuser raised its offer to $55 per share in early December, the Willamette board continued to reject the proposal as inadequate. Willamette threatened to use the "scorched earth" takeover defense by entering into talks to buy the building products division of Georgia Pacific. However, after weeks of negotiations with Georgia Pacific, on January 21, 2002, Willamette announced that it had ended talks with Georgia Pacific and had agreed in principle to a deal in which Weyerhaeuser would pay $55.50 per share for all outstanding shares of Willamette. The transaction is subject to the negotiation of a definitive merger agreement and approval by the Weyerhaeuser and Willamette boards of directors. This new agreement should bring an end to the one of the most controversial takeover fights in recent memory.


--------------------------------------------------------------------------------
112

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund Profile
----------------------------------

--------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED JUNE 30, 2001
--------------------------------------------------------------------------------
1 Year ...............................................................     2.56%
3 Years ..............................................................     9.06%
5 Years ..............................................................    15.62%
Since Inception (5/1/95) .............................................    14.61%
--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Top Ten Holdings as of December 31, 2001

                                                                     Percent Of
     Company                                                         Investments
--------------------------------------------------------------------------------
 1.  Telephone & Data Systems Inc.                                      2.48%
--------------------------------------------------------------------------------
 2.  Cablevision Systems Corp.                                          2.35%
--------------------------------------------------------------------------------
 3.  Media General Inc.                                                 2.31%
--------------------------------------------------------------------------------
 4.  AT&T Corp.                                                         1.95%
--------------------------------------------------------------------------------
 5.  Liberty Media Corp.                                                1.93%
--------------------------------------------------------------------------------
 6.  Rollins Inc.                                                       1.89%
--------------------------------------------------------------------------------
 7.  Willamette Industries Inc.                                         1.83%
--------------------------------------------------------------------------------
 8.  PepsiAmericas Inc.                                                 1.69%
--------------------------------------------------------------------------------
 9.  American Express Co.                                               1.53%
--------------------------------------------------------------------------------
10.  General Motors Corp.                                               1.52%
--------------------------------------------------------------------------------

                  Growth of a Hypothetical $10,000 Investment

   [The following table was depicted as a line chart in the printed material.

              Gabelli Capital Asset Fund        S&P 500 Index
              --------------------------        -------------

 5/95                   10000                       10000
12/95                   10840                       12178
12/96                   12034                       14974
12/97                   17159                       19969
12/98                   19168                       25708
12/99                   22965                       31114
12/00                   24863                       24920

To give you a comparison, the chart above shows the performance of a $10,000 investment made in the Gabelli Capital Asset Fund and in the S&P 500 Index.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------

Portfolio of Investments
December 31, 2001

--------------------------------------------------------------------------------
Common Stocks -- 92.6%
--------------------------------------------------------------------------------
                                                                       Market
Shares                                                 Cost             Value
--------------------------------------------------------------------------------
Agriculture -- 1.0%
    137,000     Archer-Daniels-
                Midland Co.                       $  1,613,289     $  1,965,950
--------------------------------------------------------------------------------
Automotive -- 1.5%
     60,000     General Motors Corp.                 3,260,149        2,916,000
--------------------------------------------------------------------------------
Automotive: Parts and Accessories -- 3.7%
      1,500     ArvinMeritor Inc.                       40,369           29,460
     12,500     BorgWarner Inc.                        614,723          653,125
    134,000     Dana Corp.                           2,941,292        1,859,920
     90,000     GenCorp Inc.                           829,710        1,269,900
     70,000     Modine
                  Manufacturing Co.                  2,358,591        1,633,100
     68,000     Scheib (Earl) Inc.+                    426,621          114,240
     49,000     Standard Motor
                  Products Inc.                      1,071,125          681,100
     16,000     Superior Industries
                  International Inc.                   406,182          644,000
     59,000     Tenneco Automotive Inc.                493,337          120,360
     34,000     TransPro Inc.                          215,363          105,400
                                                  ------------     ------------
                                                     9,397,313        7,110,605
--------------------------------------------------------------------------------
Aviation: Parts and Services -- 1.7%
     20,000     AAR Corp.                              275,025          180,200
     43,000     Barnes Group Inc.                      982,882        1,031,570
      4,500     Curtiss-Wright Corp.                   167,131          214,875
      4,162     Curtiss-Wright Corp.,
                  Cl. B                                176,623          193,533
     85,000     Fairchild Corp., Cl. A+                604,375          246,500
     50,000     Kaman Corp., Cl. A                     652,719          780,000
     25,500     Moog Inc., Cl. A+                      446,825          555,900
                                                  ------------     ------------
                                                     3,305,580        3,202,578
--------------------------------------------------------------------------------
Broadcasting -- 3.8%
     75,000     Ackerley Group Inc.+                   732,970        1,312,500
    125,000     Granite Broadcasting
                  Corp.+                               795,061          257,500
    112,000     Gray Communications
                  Systems Inc., Cl. B                1,481,735        1,163,680
     52,000     Grupo Televisa SA,
                  ADR+                               1,949,217        2,245,360
     10,000     Hearst-Argyle
                  Television Inc.+                     226,203          215,600
     50,000     Liberty Corp.                        2,401,567        2,057,500
                                                  ------------     ------------
                                                     7,586,753        7,252,140
--------------------------------------------------------------------------------
Building and Construction -- 0.5%
     35,000     Nortek Inc.+                           843,255          976,500
--------------------------------------------------------------------------------
Business Services -- 1.2%
      6,000     ANC Rental Corp.+                       29,317              180
    100,000     Cendant Corp.+                       1,348,572        1,961,000
     71,000     Nashua Corp.+                          620,403          413,220
                                                  ------------     ------------
                                                     1,998,292        2,374,400
--------------------------------------------------------------------------------
Cable -- 3.8%
     95,000     Cablevision Systems
                  Corp., Cl. A+                      3,210,959        4,507,750
     40,000     NTL Inc.+                              183,485           37,600
    100,000     Rainbow Media Group+                 2,094,031        2,470,000
     80,000     UnitedGlobalCom Inc.,
                  Cl. A+                               432,980          400,000
                                                  ------------     ------------
                                                     5,921,455        7,415,350
--------------------------------------------------------------------------------
Communications Equipment -- 1.3%
    215,000     Corning Inc.                         2,213,949        1,917,800
     20,000     Lucent Technologies
                  Inc.+                                108,400          125,800
      3,000     Motorola Inc.                           38,863           45,060
     60,000     Nortel Networks Corp.                  357,300          450,000
                                                  ------------     ------------
                                                     2,718,512        2,538,660
--------------------------------------------------------------------------------
Computer Software and Services -- 0.9%
    100,000     EMC Corp.+                           1,528,976        1,344,000
     15,000     Genuity Inc.+                           53,512           23,700
    200,000     Xanser Corp.+                          678,230          402,000
                                                  ------------     ------------
                                                     2,260,718        1,769,700
--------------------------------------------------------------------------------
Consumer Products -- 2.5%
      1,000     Fortune Brands Inc.                     36,750           39,590
     50,000     Gallaher Group plc, ADR              1,110,924        1,347,500
     20,000     Gillette Co.                           608,496          668,000
     33,000     National Presto
                  Industries Inc.                    1,165,997          915,750
     22,000     Procter & Gamble Co.                 1,458,674        1,740,860
     15,000     Weider Nutrition
                  International Inc.                    48,077           25,200
      5,000     Wolverine World
                  Wide Inc.                             75,650           75,250
                                                  ------------     ------------
                                                     4,504,568        4,812,150
--------------------------------------------------------------------------------
Consumer Services -- 1.9%
    181,500     Rollins Inc.                         3,403,461        3,630,000
--------------------------------------------------------------------------------
Diversified Industrial -- 4.1%
     43,000     Ampco-Pittsburgh Corp.                 673,519          462,250
     32,000     Baldor Electric Co.                    678,740          668,800
     52,000     Cooper Industries Inc.               2,581,477        1,815,840
      1,000     Crane Co.                               22,819           25,640
     41,000     GATX Corp.                           1,225,260        1,333,320
      5,000     Greif Bros. Corp., Cl. A               151,401          164,750
     13,500     Harbor Global Co. Ltd.                  62,725           95,175
     70,000     Katy Industries Inc.+                  963,025          239,400
     60,500     Myers Industries Inc.                  704,066          825,825
     15,000     Roper Industries Inc.                  560,100          742,500
     64,000     Sensient Technologies
                  Corp.                              1,173,407        1,331,840
    105,000     WHX Corp.+                             543,097          161,700
                                                  ------------     ------------
                                                     9,339,636        7,867,040
--------------------------------------------------------------------------------

                See accompanying notes to financial statements.


--------------------------------------------------------------------------------
114

--------------------------------------------------------------------------------

                                                                       Market
Shares                                                 Cost             Value
--------------------------------------------------------------------------------
Electronics -- 0.9%
     16,000     Texas Instruments Inc.            $    463,284     $    448,000
     62,000     Thomas & Betts Corp.                 1,086,191        1,311,300
                                                  ------------     ------------
                                                     1,549,475        1,759,300
--------------------------------------------------------------------------------
Energy and Utilities -- 2.4%
     10,000     Conectiv Inc.                          242,953          244,900
      2,000     DQE Inc.                                43,401           37,860
    139,500     El Paso Electric Co.+                1,253,595        2,022,750
      5,000     Florida Public Utilities
                  Co.                                   79,000           86,150
     25,453     Kerr-McGee Corp.                     1,433,285        1,394,824
      4,000     Northeast Utilities                     87,646           70,520
     17,000     Progress Energy Inc.                     7,800            7,480
      3,000     RGS Energy Group Inc.                  109,338          112,800
     31,000     Southwest Gas Corp.                    755,588          692,850
                                                  ------------     ------------
                                                     4,012,606        4,670,134
--------------------------------------------------------------------------------
Entertainment -- 7.3%
     70,000     Disney (Walt) Co.                    1,768,670        1,450,400
     31,200     Fisher Communications
                  Inc.                               2,004,829        1,372,800
     35,000     Fox Entertainment Group
                  Inc., Cl. A+                         923,905          928,550
      6,000     GC Companies Inc.+                      12,120            1,380
     20,000     Gemstar-TV Guide
                  International Inc.+                  692,120          554,000
    264,000     Liberty Media Corp.,
                  Cl. A+                               807,134        3,696,000
      3,000     Topps Co. Inc.+                         11,665           36,450
     66,900     USA Networks Inc.+                     498,407        1,827,039
     62,000     Viacom Inc., Cl. A+                  1,062,408        2,743,500
     25,000     Vivendi Universal SA,
                  ADR                                1,239,990        1,344,750
     14,000     World Wrestling
                  Federation
                  Entertainment Inc.+                  196,543          184,100
                                                  ------------     ------------
                                                     9,217,791       14,138,969
--------------------------------------------------------------------------------
Environmental Services -- 0.6%
      1,000     Allied Waste Industries
                  Inc.+                                 10,819           14,060
     10,000     Catalytica Energy
                  Systems Inc.+                        128,598           45,700
     32,000     Waste Management Inc.                  540,201        1,021,120
                                                  ------------     ------------
                                                       679,618        1,080,880
--------------------------------------------------------------------------------
Equipment and Supplies -- 8.0%
     50,500     AMETEK Inc.                            947,336        1,610,445
     15,000     Baldwin Technology
                  Co. Inc., Cl. A                       43,995           18,750
     40,000     Belden Inc.                            758,313          942,000
      7,000     CIRCOR International
                  Inc.+                                 73,502          129,150
     30,500     CLARCOR Inc.                           577,929          828,075
     38,000     CTS Corp.                              769,726          604,200
     18,000     Cuno Inc.+                             349,750          549,000
     18,000     Eastern Co.                            287,463          216,180
    145,500     Fedders Corp.                          877,995          442,320
      2,000     Fedders Corp., Cl. A                    11,590            5,600
     51,000     Flowserve Corp.+                       758,248        1,357,110
     11,500     Franklin Electric Co.                  399,096          943,000
     38,000     IDEX Corp.                           1,102,469        1,311,000
     51,500     Navistar International
                  Corp.+                             1,154,369        2,034,250
     30,000     Sequa Corp., Cl. A+                  1,048,824        1,425,600
      2,500     Sequa Corp., Cl. B+                    155,062          135,000
     48,500     SPS Technologies Inc.+               2,019,328        1,693,620
     40,000     UCAR International Inc.+               604,101          428,000
     49,000     Watts Industries Inc.,
                  Cl. A                                679,862          735,000
                                                  ------------     ------------
                                                    12,618,958       15,408,300
--------------------------------------------------------------------------------
Financial Services -- 5.2%
     15,000     Allstate Corp.                         511,505          505,500
     82,000     American Express Co.                 2,900,265        2,926,580
     80,500     Argonaut Group Inc.                  2,197,500        1,575,385
     30,000     Bank of New York Co.
                  Inc.                               1,170,934        1,224,000
     14,000     BKF Capital Group Inc.                 370,020          401,800
      8,000     Deutsche Bank AG,
                  ADR+                                 494,960          561,200
    146,000     J Net Enterprises Inc.               1,360,764          378,140
     29,000     Midland Co.                            420,209        1,270,200
     40,000     Wachovia Corp.                       1,188,971        1,254,400
                                                  ------------     ------------
                                                    10,615,128       10,097,205
--------------------------------------------------------------------------------
Food and Beverage -- 8.5%
     31,000     Brown-Forman Corp.,
                  Cl. A                              1,634,412        1,982,450
     52,500     Corn Products
                  International Inc.                 1,234,166        1,850,625
     55,000     Diageo plc, ADR                      2,099,518        2,544,850
     27,000     Flowers Foods Inc.+                    604,915        1,077,840
      2,000     General Mills Inc.                      61,800          104,020
     49,000     Heinz (H.J.) Co.                     2,177,272        2,014,880
     87,000     Kellogg Co.                          2,578,145        2,618,700
     25,000     PepsiAmericas CVC+                           0                0
    235,000     PepsiAmericas Inc.                   3,284,496        3,243,000
      3,500     Smucker (J.M.) Co.                      99,327          123,830
     20,600     Tootsie Roll Industries
                  Inc.                                 351,024          805,048
     66,000     Twinlab Corp.+                         368,262           89,100
                                                  ------------     ------------
                                                    14,493,337       16,454,343
--------------------------------------------------------------------------------
Health Care -- 0.0%
      1,500     Invitrogen Corp.+                       95,268           92,895
--------------------------------------------------------------------------------

                See accompanying notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------

Portfolio of Investments
December 31, 2001

                                                                       Market
Shares                                                 Cost             Value
--------------------------------------------------------------------------------
Hotels and Gaming -- 3.6%
    103,000     Aztar Corp.+                      $    681,586     $  1,884,900
     35,000     Boca Resorts Inc., Cl. A+              396,817          458,500
    116,000     Gaylord Entertainment
                  Co.+                               3,154,088        2,853,600
    158,000     Hilton Hotels Corp.                  1,421,105        1,725,360
                                                  ------------     ------------
                                                     5,653,596        6,922,360
--------------------------------------------------------------------------------
Paper and Forest Products -- 3.1%
     50,000     Gaylord Container Corp.,
                   Cl. A+                               59,000           50,500
     54,000     Pactiv Corp.+                          500,692          958,500
     50,000     Westvaco Corp.                       1,387,388        1,422,500
     67,500     Willamette Industries Inc.           3,178,208        3,518,100
                                                  ------------     ------------
                                                     5,125,288        5,949,600
--------------------------------------------------------------------------------
Publishing -- 5.9%
     28,000     Lee Enterprises Inc.                   698,406        1,018,360
     25,000     McClatchy Co., Cl. A                   721,881        1,175,000
     89,000     Media General Inc., Cl. A            3,843,605        4,434,870
     10,000     Meredith Corp.                         210,652          356,500
     65,000     Penton Media Inc.                      736,162          406,900
    270,000     PRIMEDIA Inc.+                       1,384,003        1,174,500
     22,000     Pulitzer Inc.                          695,707        1,122,000
     32,000     Reader's Digest
                  Association Inc., Cl. B              679,307          716,800
        600     Scripps (E.W.) Co.,
                  Cl. A                                 38,795           39,600
     78,000     Thomas Nelson Inc.+                    887,216          865,800
                                                  ------------     ------------
                                                     9,895,734       11,310,330
--------------------------------------------------------------------------------
Real Estate -- 1.5%
     50,000     Catellus Development
                  Corp.+                               687,794          920,000
     40,000     Griffin Land & Nurseries
                  Inc.+                                563,663          544,400
     55,000     Security Capital Group Inc.,
                  Cl. B+                             1,395,750        1,395,350
                                                  ------------     ------------
                                                     2,647,207        2,859,750
--------------------------------------------------------------------------------
Retail -- 0.8%
      4,000     Aaron Rents Inc.                        80,500           65,200
     12,000     Aaron Rents Inc., Cl. A                231,850          165,000
     10,000     Blockbuster Inc., Cl. A                103,000          252,000
     10,000     Ingles Markets Inc., Cl. A             127,750          119,500
     55,000     Lillian Vernon Corp.                   809,167          365,750
     20,000     Neiman Marcus Group
                  Inc., Cl. A                          648,637          621,400
                                                  ------------     ------------
                                                     2,000,904        1,588,850
--------------------------------------------------------------------------------
Satellite -- 0.7%
     90,000     General Motors Corp.,
                   Cl. H+                            2,238,710        1,390,500
--------------------------------------------------------------------------------
Specialty Chemicals -- 2.6%
     45,000     Ferro Corp.                            902,518        1,161,000
      2,000     Fuller (H.B.) Co.                       40,396           57,540
     34,000     Great Lakes Chemical
                  Corp.                              1,013,877          825,520
      2,000     Hawkins Inc.                            15,000           17,800
    147,000     Hercules Inc.+                       2,193,462        1,470,000
     35,000     MacDermid Inc.                         533,882          593,250
     33,000     Material Sciences Corp.+               329,044          333,960
     80,000     Omnova Solutions Inc.                  598,322          544,000
      5,000     Quaker Chemical Corp.                   87,063          103,000
                                                  ------------     ------------
                                                     5,713,564        5,106,070
--------------------------------------------------------------------------------
Telecommunications -- 7.7%
     45,000     AT&T Canada Inc.,
                  Cl. B+                             1,382,318        1,358,550
    206,000     AT&T Corp.                           3,735,369        3,736,840
    251,500     Broadwing Inc.+                      3,020,473        2,389,250
     10,000     BT Group plc, ADR+                     382,029          367,500
     50,000     CenturyTel Inc.                      1,399,587        1,640,000
    120,500     Citizens
                  Communications Co.+                1,357,153        1,284,530
     92,000     CoreComm Ltd.+                          41,750           14,711
     40,000     Deutsche Telekom AG,
                  ADR                                  665,844          676,000
      5,000     France Telecom SA,
                  ADR                                  167,312          199,950
     90,000     Sprint Corp. - FON
                  Group                              1,975,421        1,807,200
      3,000     Swisscom AG, ADR                        84,450           83,250
     60,000     Telewest Communications
                  plc, ADR+                            442,736          563,400
     60,000     WorldCom Inc. -
                  MCI Group                            898,950          762,000
                                                  ------------     ------------
                                                    15,553,392       14,883,181
--------------------------------------------------------------------------------
Wireless Communications -- 5.9%
     61,930     AT&T Wireless Services
                  Inc.+                              1,107,776          889,934
     20,000     Leap Wireless
                  International Inc.+                  412,612          419,400
     30,000     mm02 plc, ADR+                         363,475          378,000
    100,000     Nextel Communications
                  Inc., Cl. A+                       1,770,812        1,096,000
     30,000     Price Communications
                  Corp.+                               533,104          572,700

                See accompanying notes to financial statements.


--------------------------------------------------------------------------------
116

                                                                       Market
Shares                                                 Cost             Value
--------------------------------------------------------------------------------
    105,000     Rogers Wireless
                  Communications
                  Inc., Cl. B+                    $  1,377,637     $  1,527,750
     20,000     Rural Cellular Corp.,
                  Cl. A+                               546,309          445,000
     50,000     Sprint Corp. -
                  PCS Group+                         1,254,556        1,220,500
     53,000     Telephone & Data
                  Systems Inc.                       2,194,965        4,756,750
                                                  ------------     ------------
                                                     9,561,246       11,306,034
--------------------------------------------------------------------------------
                Total Common Stocks                167,824,803      178,849,774
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Preferred Stocks -- 0.8%
--------------------------------------------------------------------------------
Broadcasting -- 0.8%
     60,000     News Corp. Ltd., Pfd.,
                  ADR                                1,998,681        1,587,600
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 6.0%
--------------------------------------------------------------------------------
Principal                                                              Market
Amount                                                 Cost             Value
--------------------------------------------------------------------------------
$11,534,000     U.S. Treasury Bills,
                  1.630% to 2.180%++,
                  01/03/02 to 03/28/02            $ 11,515,373     $ 11,515,825
--------------------------------------------------------------------------------
Total Investments -- 99.4%                        $181,338,857      191,953,199
--------------------------------------------------------------------------------
Other Assets and Liabilities (Net) -- 0.6%                            1,196,842
                                                                   ------------
Net Assets -- 100.0%                                               $193,150,041
--------------------------------------------------------------------------------
For Federal tax purposes:
Aggregate cost                                                     $183,743,084
Gross unrealized appreciation                                      $ 29,601,921
                                                                   ============
Gross unrealized depreciation                                       (21,391,806)
                                                                   ------------
Net unrealized appreciation                                        $  8,210,115
                                                                   ============

+ Non-income producing security.
++ Represents annualized yield at date of purchase.
ADR American Depositary Receipt

                 See accompanying notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------

Statement of Assets
and Liabilities
December 31, 2001

ASSETS
  Investments, at value (Cost $181,338,857)                       $ 191,953,199
  Cash                                                                  235,582
  Dividends receivable                                                  156,736
  Receivable for investments sold                                     1,053,649
  Receivable for Fund shares sold                                       698,138
  Other assets                                                            2,920
                                                                  -------------
    Total Assets                                                    194,100,224
                                                                  -------------

LIABILITIES
  Payable for fund shares redeemed                                      149,363
  Payable for investments purchased                                     576,627
  Payable for investment advisory fees                                  149,442
  Other accrued expenses                                                 74,751
                                                                  -------------
    Total Liabilities                                                   950,183
                                                                  -------------
    Net Assets applicable to
      13,572,853 shares outstanding                               $ 193,150,041
                                                                  =============

NET ASSETS CONSIST OF:
  Capital stock, at par value                                     $      13,573
  Additional paid-in capital                                        184,859,230
  Distributions in excess of net realized gain
    on investments                                                   (2,337,104)
  Net unrealized appreciation on investments                         10,614,342
                                                                  -------------
    Total Net Assets                                              $ 193,150,041
                                                                  =============

Net Asset Value, offering and redemption
  price per share ($193,150,041 / 13,572,853
  shares outstanding; 500,000,000 shares
  authorized of $0.001 par value)                                 $       14.23
                                                                  =============


Statement of Operations
Year Ended
December 31, 2001

INVESTMENT INCOME
  Dividends (net of foreign taxes of $13,675)                     $   2,384,878
  Interest                                                              372,519
                                                                  -------------
    Total Investment Income                                           2,757,397
                                                                  -------------

  Expenses:
    Management fees                                                   1,688,825
    Legal and audit fees                                                 57,419
    Custodian fees                                                       47,182
    Directors' fees                                                      22,990
    Shareholder services fees                                            10,577
    Miscellaneous expenses                                               21,604
                                                                  -------------
      Total Expenses                                                  1,848,597
                                                                  -------------

  Net Investment Income                                                 908,800
                                                                  -------------

NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
    Net realized gain on investments                                  8,204,391
    Net change in unrealized appreciation
      (depreciation) on investments                                  (5,653,661)
                                                                  -------------
    Net Realized and Unrealized Gain
      on Investments                                                  2,550,730
                                                                  -------------
    NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS                                   $   3,459,530
                                                                  =============

                See accompanying notes to financial statements.


--------------------------------------------------------------------------------
118

--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                         Year Ended       Year Ended
                                                                       December 31,     December 31,
                                                                               2001             2000
                                                                      -------------    -------------
Operations:
  Net investment income                                               $     908,800    $     300,904
  Net realized gain on investments                                        8,204,391       30,227,730
  Net change in unrealized appreciation/depreciation on investments      (5,653,661)     (22,077,316)
                                                                      -------------    -------------
    Net increase in net assets resulting from operations                  3,459,530        8,451,318
                                                                      -------------    -------------

Distributions to shareholders:
  Net investment income                                                    (927,984)        (304,781)
  Net realized gain on investments                                       (8,204,391)     (29,990,344)
  In excess of net realized gain on investments                          (1,496,139)        (817,904)
                                                                      -------------    -------------
    Total distributions to shareholders                                 (10,628,514)     (31,113,029)
                                                                      -------------    -------------

Capital share transactions:
  Net increase in net assets from capital share transactions             44,449,296        2,445,282
                                                                      -------------    -------------
Net increase (decrease) in net assets                                    37,280,312      (20,216,429)

Net Assets:
Beginning of period                                                     155,869,729      176,086,158
                                                                      -------------    -------------
End of period                                                         $ 193,150,041    $ 155,869,729
                                                                      =============    =============

                See accompanying notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------

Notes to Financial Statements
December 31, 2001

---------------
1. Organization
---------------

      The Gabelli Capital Asset Fund (the "Fund"), a series of Gabelli Capital Series Funds, Inc. (the "Company"), was organized on April 8, 1993 as a Maryland corporation. The Company is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's primary objective is growth of capital. The Fund commenced investment operations on May 1, 1995. Shares of the Fund are available to the public only through the purchase of certain variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. ("Guardian") and other selected insurance companies.

----------------------------------
2. Significant Accounting Policies
----------------------------------

      The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation.

      Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determine such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Securities Transactions and Investment Income.

      Securities transactions are accounted for on the trade date with realized gain or loss on the sale of investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders.

      Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.


--------------------------------------------------------------------------------
120

--------------------------------------------------------------------------------

Notes to Financial Statements
December 31, 2001 (continued)

      The tax character of distributions paid during the fiscal year ended December 31, 2001 were as follows:

   Distributions paid from:
   Ordinary income
   (inclusive of short term capital gains)                        $ 2,709,714
   Net long term capital gains                                    $ 7,918,800
                                                                  -----------
   Total Taxable Distributions:                                   $10,628,514
                                                                  ===========

      For the year ended December 31, 2001, reclassifications were made to decrease distributions in excess of net investment income for $19,184 with an offsetting adjustment to distributions in excess of net realized gain on investments.

Provision for Income Taxes.

      The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

      As of December 31, 2001, the components of accumulated earnings on a tax basis were as follows:

   Undistributed ordinary income
   (inclusive of short term capital gains)                         $   51,215
   Undistributed long term capital gains                           $   15,908
   Net unrealized appreciation                                     $8,210,115
                                                                   ----------
   Total accumulated earnings                                      $8,277,238
                                                                   ==========

-------------------------------------
3. Agreements with Affiliated Parties
-------------------------------------

      Pursuant to a management agreement (the "Management Agreement"), the Fund will pay Guardian Investor Services Corporation (the "Manager") a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. Pursuant to an Investment Advisory Agreement among the Fund, the Manager and the Adviser, the Adviser, under the supervision of the Company's Board of Directors and the Manager, manages the Fund's assets in accordance with the Fund's investment objectives and policies, makes investment decisions for the Fund, places purchase and sale orders on behalf of the Fund, provides investment research and provides facilities and personnel required for the Fund's administrative needs. The Adviser may delegate its administrative role and currently has done so to PFPC Inc., the Fund's sub-administrator (the "Sub-Administrator"). The Adviser will supervise the performance of administrative and professional services provided by others and pays the compensation of the Sub-Administrator and all officers and Directors of the Company who are its affiliates. As compensation for its services and the related expenses borne by the Adviser, the Manager pays the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.75% of the value of the Fund's average daily net assets.

-----------------------
4. Portfolio Securities
-----------------------

      Purchases and proceeds from the sales of securities for the year ended December 31, 2001, other than short term securities, aggregated $110,257,935 and $45,733,158, respectively.

-------------------------------
5. Transactions with Affiliates
-------------------------------

      During the year ended December 31, 2001, the Fund paid brokerage commissions of $281,988 to Gabelli & Company, Inc. and its affiliates.

------------------
6. Line of Credit.
------------------

      The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings during the year ended December 31, 2001.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------

Notes to Financial Statements
December 31, 2001 (continued)

-----------------------------
7. Capital Stock Transactions
-----------------------------

      Transactions in shares of capital stock were as follows:

                                      Year Ended                         Year Ended
                                   December 31, 2001                  December 31, 2000
                                   -----------------                  -----------------
                                Shares          Amount             Shares           Amount
                                ------          ------             ------           ------
Shares sold                    3,944,400     $ 58,922,207           931,710      $ 16,696,053
Shares issued upon
  reinvestment of dividends      745,338       10,628,514         2,153,151        31,113,029

Shares redeemed               (1,714,940)     (25,101,425)       (2,558,983)      (45,363,800)

Net increase                   2,974,798     $ 44,449,296           525,878      $  2,445,282
                              ==========     ============        ==========      ============

----------------------------------
8. In-kind transfers of securities
----------------------------------

      During the period ended December 31, 2001, the Gabelli Capital Asset Fund issued 397,265 shares of capital stock in exchange for $5,453,871 in portfolio assets and $234,952 in cash from the Fulcrum Value Fund.


--------------------------------------------------------------------------------
122

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------

Financial Highlights

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                               Year Ended December 31,
                                                      --------------------------------------------------------------------
                                                          2001           2000           1999         1998         1997
                                                      --------------------------------------------------------------------
Operating performance:
  Net asset value, beginning of period ............   $  14.71       $  17.48       $  16.20     $  15.31     $  11.55
                                                      --------       --------       --------     --------     --------
  Net investment income ...........................       0.07           0.04           0.02         0.03         0.02
  Net realized and unrealized gain
    on investments ................................       0.31           0.87           3.15         1.74         4.88
                                                      --------       --------       --------     --------     --------
  Total from investment operations ................       0.38           0.91           3.17         1.77         4.90
                                                      --------       --------       --------     --------     --------

Distributions to Shareholders:
  Net investment income ...........................      (0.08)         (0.04)         (0.02)       (0.03)       (0.02)
  In excess of net investment income ..............      (0.00)(a)      (0.00)(a)         --           --           --
  Net realized gain on investments ................      (0.67)         (3.54)         (1.87)       (0.78)       (1.12)
  In excess of net realized gain on investments ...      (0.11)         (0.10)            --        (0.07)       (0.00)(a)
                                                      --------       --------       --------     --------     --------
  Total distributions .............................      (0.86)         (3.68)         (1.89)       (0.88)       (1.14)
                                                      --------       --------       --------     --------     --------

Net asset value, end of period ....................   $  14.23       $  14.71       $  17.48     $  16.20     $  15.31
                                                      --------       --------       --------     --------     --------

Total return+ .....................................        2.6%           5.6%          19.8%        11.7%        42.6%
                                                      --------       --------       --------     --------     --------

Ratios to average net assets and supplemental data:
  Net assets, end of period
    (in 000's) ....................................   $193,150       $155,870       $176,086     $155,361     $105,350
  Ratio of net investment income to
    average net assets ............................       0.54%          0.18%          0.13%        0.19%        0.17%
  Ratio of operating expenses to
    average net assets (b) ........................       1.09%          1.09%          1.08%        1.12%        1.17%
  Portfolio turnover rate .........................         29%            64%            54%          43%          65%

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a)   Amount represents less than $0.005 per share.
(b) The Fund incurred interest expense during the year ended December 31, 2000. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.08%.

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------

Report of Independent Auditors

To the Shareholders and Board of Directors of Gabelli Capital Asset Fund (a series of Gabelli Capital Series Fund, Inc.)

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Gabelli Capital Asset Fund (the "Fund") (a series of Gabelli Capital Series Fund, Inc.) as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Gabelli Capital Asset Fund at December 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                           /s/ Ernst & Young LLP


New York, New York
February 8, 2002


--------------------------------------------------------------------------------
124

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------

---------------------------------------
Additional Fund Information (Unaudited)
---------------------------------------

      The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund's Statement of Additional Information includes additional information about Gabelli Capital Series Funds, Inc. Directors and is available without charge, upon request, by writing to Gabelli Capital Series Funds, Inc. at One Corporate Center, Rye, NY 10580.

                                    Number of
                        Term of       Funds
                       Office and    in Fund
Name, Position(s)      Length of     Complex
    Address(1)           Time      Overseen by      Principal Occupation(s)                         Other Directorships
     And Age           Served(2)     Director       During Past Five Years                           Held by Director
-----------------      ----------  -----------      ----------------------                          -------------------
INTERESTED
  DIRECTORS:(3)

Mario J. Gabelli       Since 1995     21       Chairman of the Board and Chief           Director of Morgan Group Holdings, Inc.
Director, President                            Executive Officer of Gabelli Asset        (transportation services); Vice Chairman of
and Chief Investment                           Management Inc. and Chief Investment      Lynch Corporation (diversified manufac-
Officer                                        Officer of Gabelli Funds, LLC and         turing and communication services)
Age: 59                                        GAMCO Investors, Inc.; Chairman and
                                               Chief Executive Officer of Lynch
                                               Interactive Corporation (multimedia
                                               and services)

Arthur V. Ferrara      Since 1995      9       Formerly, Chairman of the Board and        Director of The Guardian Life Insurance
Director                                       Chief Executive Officer of The Guardian    Company of America; Director of The
Age: 71                                        Life Insurance Company of America          Guardian Insurance & Annuity Company, Inc.
                                               from January 1993 to December
                                               1995; Guardian Investor Services
                                               Corporation, President, Chief
                                               Executive Officer and a and 5
                                               mutual funds within the Guardian
                                               Director prior thereto Fund
                                               Complex

Karl Otto Pohl         Since 1995     30       Member of the Shareholder Committee of     Director of Gabelli Asset Management Inc.
Director                                       Sal Oppenheim Jr. & Cie (private invest-   (investment management), Zurich Allied
Age: 72                                        ment bank); Former President of the        (insurance), and TrizecHahn Corp.
                                               Deutsche Bundesbank and Chairman of        (real estate)
                                                 its Central Bank Council (1980-1991)


--------------------------------------------------------------------------------
125

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------

--------------------------------------------------
Additional Fund Information (Unaudited) (continued
--------------------------------------------------

                                    Number of
                        Term of       Funds
                       Office and    in Fund
Name, Position(s)      Length of     Complex
    Address(1)           Time      Overseen by      Principal Occupation(s)                         Other Directorships
     And Age           Served(2)     Director       During Past Five Years                           Held by Director
-----------------      ----------  -----------      ----------------------                          -------------------
NON-INTERESTED
  DIRECTORS:

Anthony J. Colavita    Since 1995     32       President and Attorney at Law in the
Director                                       law firm of Anthony J. Colavita, P.C.
Age: 66

Anthony R. Pustorino   Since 1995     16       Certified Public Accountant; Professor
Director                                       Emeritus, Pace University
Age: 76

Werner J. Roeder, MD   Since 1995     26       Medical Director of Lawrence Hospital
Director                                       and practicing private physician
Age: 61

Anthonie C. van Ekris  Since 1995     17       Managing Director of BALMAC               Director of Spinnaker Industries, Inc.
Director                                       International, Inc.
Age: 67

OFFICERS:

Bruce N. Alpert        Since 1995     --       Executive Vice President and Chief
Vice President and                             Operating Officer of Gabelli Funds, LLC
Treasurer                                      since 1988 and an officer of all mutual
Age:50                                         funds advised by Gabelli Funds, LLC
                                               and its affiliates. Director and
                                               President of Gabelli Advisers, Inc.

James E. McKee         Since 1995     --       Vice President, General Counsel and
Secretary                                      Secretary of Gabelli Asset Management
Age: 38                                        Inc. since 1999 and GAMCO Investors Inc.
                                               since 1993; Secretary of all mutual
                                               funds advised by Gabelli Advisers, Inc.
                                               and Gabelli Funds, LLC

----------
(1)   Address: One Corporate Center, Rye, NY10580, unless otherwise noted.
(2) Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's Amended and Restated By-Laws and Articles of Amendment and Restatement.
(3) "Interested person" of the Fund as defined in the Investment Company Act of 1940. Messrs. Gabelli, Ferrara and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser. Mr. Ferrara is considered an interested person because of the affiliation with The Guardian Life Insurance Company of America, which is the parent company of the Fund's Manager.


--------------------------------------------------------------------------------
126